UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 19, 2017
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32
(Central Index Key Number 0001690577)
(Exact name of issuing entity)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key Number 0001541557)
Bank of America, National Association
(Central Index Key Number 0001102113)
Starwood Mortgage Funding III LLC
(Central Index Key Number 0001682532)
KeyBank National Association
(Central Index Key Number 0001089877)
CIBC Inc.
(Central Index Key Number 0001548567)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.
(Central Index Key Number 0001005007)
(Exact name of registrant as specified in its charter)

Delaware	333-206847-04	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On December 21, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C32 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C32, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “American Greetings HQ” on Exhibit B to the Pooling and Servicing Agreement (the “American Greetings HQ Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “American Greetings HQ Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the American Greetings HQ Mortgage Loan is to be serviced and administered (i) until the securitization of the controlling pari passu note, under the pooling and servicing agreement for the MSC 2016-BNK2 securitization transaction and (ii) from and after the securitization of controlling pari passu note, under the pooling and servicing agreement entered into in connection with such securitization. The securitization of the controlling pari passu note occurred on April 19, 2017, and accordingly as of such date the American Greetings HQ Whole Loan, including the American Greetings HQ Mortgage Loan, is being serviced and administered in accordance with the pooling and servicing agreement, dated as of April 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (the “BANK 2017-BNK4 PSA”), relating to the BANK 2017-BNK4 securitization transaction into which the controlling pari passu companion loan was deposited. The BANK 2017-BNK4 PSA is attached hereto as Exhibit 4.1.

The terms and conditions of the BANK 2017-BNK4 PSA applicable to the servicing of the American Greetings HQ Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on December 21, 2016; however, the servicing arrangements will differ in certain respects. For example:

●	Special servicing fees, work-out fees and liquidation fees payable to the special servicer under the BANK 2017-BNK4 PSA with respect to the American Greetings HQ Mortgage Loan will generally be calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement, except that (i) the special servicing fee is subject to a $5,000 monthly minimum with respect to any mortgage loan with respect to which a representative of the holders of the credit risk retention interest in the BANK 2017-BNK4 transaction is entitled to consult with the special servicer, for so long as the related mortgage loan is a specially serviced loan, and during the continuance of a consultation termination event, (ii) the liquidation fee (x) is subject to a minimum fee payable in connection with each loan resolution equal to the lesser of 3.00% of liquidation proceeds and $25,000 and (y) is not subject to a maximum fee payable in connection with any loan resolution, (iii) the workout fee will not be subject to a maximum fee payable in connection with each loan workout and (iv) in the case of each of the preceding clauses (i) through (iii), such fees will be subject to certain additional or different offsets and thresholds, which may affect the circumstances under which such fees will be payable to the special servicer under the BANK 2017-BNK4 PSA.

●	The servicing transfer events under the BANK 2017-BNK4 PSA that would cause the American Greetings HQ Mortgage Loan to become specially serviced are similar, but not necessarily identical, to the corresponding provisions under the Pooling and Servicing Agreement.
●	While the special servicer under the Pooling and Servicing Agreement and the special servicer under the BANK 2017-BNK4 PSA must each resign as special servicer with respect to a mortgage loan if it becomes affiliated with the related borrower, the particular types of affiliations that trigger such resignation obligation differ as between the Pooling and Servicing Agreement and the BANK 2017-BNK4 PSA.
●	The BANK 2017-BNK4 PSA provides certain non-binding consultation rights in respect of the American Greetings HQ Mortgage Loan (if it is specially serviced) to a representative of the holders of the credit risk retention interest in the BANK 2017-BNK4 transaction.
●	The liability of the parties to the BANK 2017-BNK4 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement. In addition, the parties to the BANK 2017-BNK4 PSA (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and other expenses associated with the BANK 2017-BNK4 PSA to the same extent that parties to the Pooling and Servicing Agreement (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the Pooling and Servicing Agreement. The Trust, as the holder of the American Greetings HQ Mortgage Loan, will be responsible for its pro rata share of any such amounts (including out of general collections on the MSBAM 2016-C32 mortgage pool, if necessary).
●	The BANK 2017-BNK4 PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Item 9.01.      Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of April 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 4/19/2017	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of April 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)